Exhibit 99.7

CONDOR HOSPITALITY TRUST, INC.

UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

The accompanying unaudited pro forma consolidated financial statements gives effect to our acquisition of the San Antonio, Texas Springhill Suites by Marriott on October 1, 2015 and the Atlanta, Georgia Hotel Indigo and Jacksonville, Florida Courtyard by Marriott on October 2, 2015, as well as the disposition of two non-core hotel properties that closed on July 13, 2015, by application of the pro forma adjustments to our historical consolidated financial statements. The total purchase price allocated to the acquired hotels is based on preliminary estimates and is subject to change.

The unaudited pro forma consolidated balance sheet as of June 30, 2015 gives effect to each of the transactions referred to above as if the transactions had occurred as of June 30, 2015. The unaudited pro forma consolidated statements of operations for the six months ended June 30, 2015 and for the year ended December 31, 2014 give effect to each of the transactions referred to above as if they had occurred on January 1, 2014. In the opinion of management, all adjustments necessary to reflect the effects of these transactions have been made.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and are not necessarily indicative of what our actual consolidated financial position or results of operations would have been had the transactions occurred on the dates indicated, or of future results of operations or financial condition, and should not be viewed as indicative of future results of operations or financial condition.

These unaudited pro forma consolidated financial statements should be read in conjunction with, and are qualified in their entirety by, our historical consolidated financial statements and the related notes thereto, which appear in the Annual Report on Form 10-K as of and for the year ended December 31, 2014, filed with the Securities and Exchange Commission (SEC) on March 23, 2015, and the Quarterly Report on Form 10-Q as of and for the three and six month periods ended June 30, 2015, filed with the SEC on August 13, 2015, as well as the Company’s Current Reports on Form 8-K related to these acquisitions filed with the SEC on October 7, 2015 and related to these dispositions filed with the SEC on July 17, 2015, the notes to the unaudited pro forma consolidated financial statements included in this Form 8-K/A, and the historical financial statements and related notes of the acquired hotels included as Exhibits to this filing.

Condor Hospitality Trust, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Balance Sheet

June 30, 2015

(In thousands, except share amounts and per share data)

	[A] Historical Condor	[B] Acquisition of 3 Hotels	[C] Disposition of 2 Hotels	Pro Forma Condor
ASSETS
Investments in hotel properties	$116,684	$42,747	$—	$159,431
Less accumulated depreciation	48,483	—	—	48,483

	68,201	42,747	—	110,948
Cash and cash equivalents	4,124	(14,923)	10,068	(731	) [D]
Accounts receivable, net of allowance for doubtful accounts of $10	1,542	257	—	1,799
Prepaid expenses and other assets	5,116	38	—	5,154
Deferred financing costs, net	1,381	393	(33)	1,741
Investment in hotel properties, held for sale, net	51,028	—	(18,079)	32,949

	$131,392	$28,512	$(8,044)	$151,860

LIABILITIES AND EQUITY
LIABILITIES
Accounts payable, accrued expenses and other liabilities	$7,474	$—	$—	$7,474
Derivative liabilities, at fair value	20,224	—	—	$20,224
Debt related to hotel properties held for sale	27,999	—	(8,300)	$19,699
Long-term debt	50,921	28,682	—	$79,603

	106,618	28,682	(8,300)	127,000

Redeemable preferred stock
10% Series B, 800,000 shares authorized; $.01 par value, 332,500 shares outstanding, liquidation preference of $8,312	7,662	—	—	7,662

EQUITY
Shareholders’ equity
8% Series A Preferred Stock, 2,500,000 authorized, $0.01 par value, 803,270 shares outstanding, liquidation preference of $8,033	8	—	—	8

6.25% Series C Preferred Stock, 3,000,000 shares authorized, $0.01 par value, 3,000,000 shares outstanding, liquidation preference of $30,000	30	—	—	30

Common stock, $.01 par value, 200,000,000 shares authorized; 4,927,797 shares outstanding	49	—	—	49
Additional paid-in capital	138,367	—	—	138,367
Accumulated deficit	(121,429)	(559)	231	(121,757)

Total shareholders’ equity	17,025	(559)	231	16,697
Noncontrolling interest
Noncontrolling interest in consolidated partnership, redemption value $1,367 (actual) $1,953 (as adjusted)	87	389	25	501

Total equity	17,112	(170)	256	17,198

	$131,392	$28,512	$(8,044)	$151,860

See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTES AND MANAGEMENT ASSUMPTIONS TO UNAUDITED

PRO FORMA CONSOLIDATED BALANCE SHEET

(IN THOUSANDS, EXCEPT SHARE AMOUNTS AND PER SHARE DATA)

[A] Represents the Company’s consolidated balance sheet as of June 30, 2015 as filed in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015.

[B] The acquisition of the San Antonio, Atlanta, and Jacksonville hotels will be recorded under the purchase method of accounting. The total consideration being paid to the seller of these hotels will be allocated to the hotel assets acquired and liabilities assumed at their fair value on the date of acquisition in accordance with Financial Accounting Standards Board Accounting Standards Codification 805, Business Combinations. The allocation of fair value detailed in the table below is based on the Company’s preliminary estimates and is subject to change based on the final determination of the fair value of assets and liabilities acquired.

Total Acquisitions
Assets related to hotel acquisitions
Land	$4,497
Building and improvements	33,893
Furniture and equipment	4,036
Franchise fees	321

Total investment in hotel properties	42,747
Accounts receivable, net	257
Prepaid expenses and other assets	38
Deferred financing costs	393

Total assets related to hotel acquisitions	$43,435

Liabilities related to hotel acquisitions
Draw on revolver credit agreement	$2,362
Long-term debt	26,320

Total debt financing for hotel acquisitions	28,682

Equity:
Acquisition related expenses allocated to:
Accumulated deficit	(559)
Noncontrolling interest	(61)
Newly issued noncontrolling interest	450

Total of assets, liabilities, noncontrolling interest, and acquisition costs related to three hotels—Total cash and cash equivalents utilized in the acquisitions	$14,923

The purchase of the San Antonio hotel was financed, in part, through the assumption of a mortgage loan payable to LMREC 2015-CREI, Inc. (Latitude). On October 1, 2015, the assumed mortgage had a principal amount of $11,220. The Latitude loan requires monthly interest payments and, commencing in May 2016, monthly principal payments of $12. The principal balance is due and payable on May 1, 2018. The loan bears interest at a variable rate of 30-day Libor (subject to a floor of 0.1522%) plus 6.25%. Financing costs totaling $144 were incurred in relation to the assumption of this loan.

The purchase of the Atlanta and Jacksonville hotels was financed, in part, with the proceeds of mortgage loans provided by GE Capital Franchise Finance Corporation (GE). The loan agreements were dated October 2, 2015 with principal amounts of $5,000 for the loan secured by the Atlanta hotel and $10,100 for the loan secured by the Jacksonville hotel. The loan agreement related to the Atlanta hotel also provides for a $2,000 earn out option which may be borrowed in the third and fourth years after the loan is outstanding if certain financial tests and other conditions are satisfied. The GE loans require monthly principal and interest payments based on a 25-year amortization with the principal balance due and payable on November 1, 2020. The loans bear interest at a variable rate of 90-day Libor plus 3.25%. Financing costs totaling $249 were incurred in relation to the origination of these loans.

In addition, as partial consideration for the purchase price of the hotels, Supertel Limited Partnership (SLP), a limited partnership 93% owned by Condor Hospitality Trust, Inc., issued limited partnership units with a value of $450. On October 1, 2015, 727,273 limited partnership units were issued in connection with the San Antonio hotel purchase and on October 2, 2015, 1,571,606 limited partnership units were issued in connection with the Atlanta and Jacksonville hotel purchases.

The pro forma adjustments also include $620 of estimated acquisition costs related to the acquisitions described above, which have been reflected as an adjustment split between accumulated deficit and noncontrolling interest based on the post-acquisition noncontrolling interest percentage ownership of 9.88%.

The hotel purchase prices, deferred financing fees, and acquisition costs not funded through the issuance or assumption of debt or the issuance of SLP limited partnership units was funded primarily with the use of $14,923 in cash on hand at the date of acquisition with the remaining $2,362 funded through the Company’s existing revolving credit agreement.

[C] Represents the required adjustments to reflect the sale of two hotels, which includes the sale of assets with a net book value at June 30, 2015 of $18,079, the repayment of the related consolidated mortgage debt with an aggregate principal balance of $8,300, costs related to the disposition and the reversal of previously recorded impairment expense totaling $256, and net proceeds of $10,068 after the repayment of debt.

[D] The cash utilized in the hotel acquisitions was partially funded with cash generated from transactions between July 1, 2015 and the acquisition dates that are not reflected in these pro forma financial statements, causing a negative cash balance for purposes of this pro forma presentation only.

Condor Hospitality Trust, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the Year Ended December 31, 2014

(In thousands, except share amounts and per share data)

	[AA] Historical Condor	[BB] Acquisition of 3 Hotels	[CC] Disposition of 2 Hotels	Pro Forma Condor
REVENUES
Room rentals and other hotel services	$57,409	$8,096	$(5,366)	$60,139

EXPENSES
Hotel and property operations	43,256	7,032	(4,111)	46,177
Depreciation and amortization	6,437	1,680	(623)	7,494
General and administrative	4,192	—	—	4,192
Acquisition expense	—	—	—	—
Terminated equity transactions	76	—	—	76

	53,961	8,712	(4,734)	57,939

EARNINGS BEFORE NET GAIN ON DISPOSITIONS OF ASSETS, OTHER INCOME, INTEREST EXPENSE AND INCOME TAXES	3,448	(616)	(632)	2,200
Net gain on dispositions of assets	1	—	1	2
Unrealized derivative loss	(14,430)	—	—	(14,430)
Other income	116	—	—	116
Interest expense	(7,019)	(1,476)	1,392	(7,103)
Loss on debt extinguishment	(158)	—	—	(158)
Impairment loss	(1,269)	—	—	(1,269)

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(19,311)	(2,092)	761	(20,642)
Income tax expense	—	—	—	—

EARNINGS (LOSS) FROM CONTINUING OPERATIONS	(19,311)	(2,092)	761	(20,642)
Loss attributable to noncontrolling interest	23	452.49	(1)	475

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	(19,288)	(1,640)	760	(20,167)
Preferred stock dividends declared and undeclared	(3,452)	—	—	(3,452)

NET EARNINGS (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(22,740)	$(1,640)	$760	$(23,619)

Weighted average shares outstanding—basic and diluted	3,897,092			3,897,092

NET EARNINGS (LOSS) PER COMMON SHARE—BASIC AND DILUTED
EPS from continuing operations basic and diluted	$(5.84)			$(6.06)

See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

Condor Hospitality Trust, Inc. and Subsidiaries

Unaudited Pro Forma Consolidated Statement of Operations

For the Six Months Ended June 30, 2015

(In thousands, except share amounts and per share data)

	[AA] Historical Condor	[BB] Acquisition of 3 Hotels	[CC] Disposition of 2 Hotels	Pro Forma Condor
REVENUES
Room rentals and other hotel services	$28,710	$5,806	$(3,190)	$31,326

EXPENSES
Hotel and property operations	21,325	4,012	(2,256)	23,081
Depreciation and amortization	2,737	840	(109)	3,468
General and administrative	2,732	—	—	2,732
Acquisition expense	17	—	—	17
Terminated equity transactions	—	—	—	—

	26,811	4,852	(2,365)	29,298

EARNINGS BEFORE NET GAIN ON DISPOSITIONS OF ASSETS, OTHER INCOME, INTEREST EXPENSE AND INCOME TAXES	1,899	954	(825)	2,028
Net loss on dispositions of assets	(122)	—	—	(122)
Unrealized derivative gain	113		—	113
Other income	126	—	—	126
Interest expense	(3,017)	(735)	689	(3,063)
Loss on debt extinguishment	(7)	—	—	(7)
Impairment loss	(3,830)	—	1,309	(2,521)

EARNINGS (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	(4,838)	219	1,173	(3,446)
Income tax expense	—	—	—	—

EARNINGS (LOSS) FROM CONTINUING OPERATIONS	(4,838)	219	1,173	(3,446)
Loss attributable to noncontrolling interest	3	102	(2)	104

NET EARNINGS (LOSS) FROM CONTINUING OPERATIONS ATTRIBUTABLE TO COMMON SHAREHOLDERS	(4,835)	321	1,171	(3,342)
Preferred stock dividends declared and undeclared	(1,793)	—	—	(1,793)

NET EARNINGS (LOSS) ATTRIBUTABLE TO COMMON SHAREHOLDERS	$(6,628)	$321	$1,171	$(5,135)

Weighted average shares outstanding—basic and diluted	4,836,856			4,836,856

NET EARNINGS (LOSS) PER COMMON SHARE—BASIC AND DILUTED
EPS from continuing operations basic and diluted	$(1.37)			$(1.06)

See Accompanying Notes to Unaudited Pro Forma Consolidated Financial Statements

NOTES AND MANAGEMENT ASSUMPTIONS TO UNAUDITED

PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(IN THOUSANDS, EXCEPT SHARE AMOUNTS AND PER SHARE DATA)

[AA] Represents the Company’s unaudited consolidated statement of operations for the six months ended June 30, 2015 as filed in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2015 and the Company’s audited consolidated statement of operations for the year ended December 31, 2014 as filed in our Annual Report on Form 10-K for the year ended December 31, 2014, both excluding discontinued operations.

[BB] Represents the operations of the three acquired hotels giving effect to the acquisitions as if they had occurred on January 1, 2014. Revenues and hotel and property operations expenses are based on historical financial statements for the hotels for the respective periods after adjusting those numbers for specific verifiable and continuing changes in operating expenses as detailed below:

	Six months ended June 30, 2015	Year ended December 31, 2014
Hotel and property operations expenses:
Historical operating expenses	$4,074	7,117
(i) Management fees	(67)	(90)
(ii) Insurance	5	5

Adjusted hotel and property operations expenses:	$4,012	$7,032

(i)	Reflects differences in management fees charged to the hotels historically and the post-acquisition contracts entered into by the Company
(ii)	Reflects differences in the cost of insurance coverage for the hotels by the seller and the Company

Pro forma depreciation and amortization is based on the post-acquisition depreciable basis of the investment in hotel properties as discussed in Note [B] above and assumed asset lives of 40 years for building and improvements, five years for furniture and equipment, and the remaining term of the franchise agreement for franchise fees.

Interest expense adjustments include interest expense as well as the amortization of deferred financing costs related to the loans entered into and assumed at the time of acquisition as described in Note [B] above. Pro forma interest expense on the assumed Latitude loan at the current variable interest rate of 6.5% totaled $361 and $728 and deferred financing cost amortization totaled $29 and $58 for the six months ended June 30, 2015 and the year ended December 31, 2014, respectively. Pro forma interest expense on the GE loans, at current variable interest rates of 3.58%, totaled $267 and $534 and deferred financing cost amortization totaled $25 and $50 for the six months ended June 30, 2015 and the year ended December 31, 2014, respectively. The proceeds from the drawdown of the revolver used in the acquisitions is assumed to incur interest expense under the Company’s fixed rate revolver at 4.5%, with interest expense totaling $53 and $106 for the six months ended June 30, 2015 and the year ended December 31, 2014, respectively.

If the variable rates of the GE and Latitude mortgage loans were to increase by 1/8%, the six month and annual increase in interest expense would be $16 and $33, respectively.

[CC] Represents the required adjustments to reflect the sale of two hotels as if they had occurred on January 1, 2014, resulting in a reduction of $1,173 and $761 in loss from continuing operations for the six months ended June 30, 2015 and the year ended December 31, 2014, respectively.